                                                           EXHIBIT 10.14

                          NATURAL NUTRITION GROUP, INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                                  INTRODUCTION


         The purpose of this Employee Stock Purchase Plan (the "PLAN") is to benefit Natural Nutrition Group, Inc. (the "CORPORATION") (and its parent or subsidiaries) by offering eligible employees a favorable opportunity to become stockholders of the Corporation over a period of years, thereby giving them a proprietary interest in the growth and prosperity of the Corporation and encouraging the continuance of their dedicated services with the Corporation (or its parent or subsidiaries).

         Pursuant to this Plan, 400,000 shares of authorized but unissued common stock of the Corporation may be offered for sale to eligible employees (as determined under Section 2 of this Plan) through periodic offerings to be made during the ten-year period commencing October 1, 1998 (the "EFFECTIVE DATE"). The Plan will be implemented by making four (4) offerings annually of the Corporation's common stock (the "OFFERINGS" and individually, an "OFFERING"), each Offering beginning on the first day of each calendar quarter and terminating on the last day of such quarter ("OFFERING PERIOD"). The maximum number of shares issued in each Offering shall be 20,000 shares (the "MAXIMUM NUMBER"). In the event that, during any Offering, participating employees become entitled to purchase a number of shares in excess of the Maximum Number, the Maximum Number of shares shall be allocated by the Committee (as hereinafter defined) on a pro rata basis based on each participant's Base Compensation (as hereinafter defined) earned during the prior Offering Period or, if none, during the immediately prior fiscal year of the Corporation.

         The Plan is intended to qualify as an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations promulgated thereunder.

         1. COMMITTEE. The Plan will be administered by a committee (the "COMMITTEE") appointed by the Corporation's Board of Directors. The Committee shall consist of one or more members of the Board of Directors, none of whom shall be eligible to participate in the Plan. The Committee's interpretations and decisions with regard thereto shall be final and conclusive.

         2. ELIGIBILITY. All employees of the Corporation (and its parent and subsidiaries) on the first date of any Offering Period (as hereinafter described) shall be eligible to participate in the Plan, except that the following classes of employees shall not be eligible:
         (a) employees who have been not employed by the Corporation (or its parent or one of its subsidiaries) for at least one year prior to the first day of an Offering Period;

         (b) employees whose customary employment is for not more than 5 months in any calendar year;

         (c) employees who would, immediately after the grant of an option under the Plan, own Corporation stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (or its parent or subsidiaries);

         (d) employees whose customary employment with the Corporation is 20 hours or less per week;

         (e)      members of the Committee.

         In determining an employee's period of employment for purposes of this Plan, such employee's employment with any business entity, the assets, business, stock or product line of which is acquired by the Corporation (or its parent or one of its subsidiaries) through purchase, merger or otherwise will be deemed to be employment with the Corporation. For purposes of subparagraph (c) of this Section 2, the rules of
Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee. For purposes of this Plan, a subsidiary of the Corporation shall mean a "SUBSIDIARY CORPORATION" as defined in Section 424(f) of the Code, and a parent of the Corporation shall mean a "PARENT CORPORATION" as defined in section 424(e) of the Code.

         3. OFFERINGS. The Corporation will make four (4) annual Offerings to employees to purchase stock under this Plan. Each Offering Period shall be three
(3) months in duration, during which the amounts of Base Compensation (as defined below) directed pursuant to Section 4 by an employee (plus the amount of any dividends received on any shares purchased by the employee under the Plan while such shares are registered in the name of a custodian, if one is appointed pursuant to Section 9 hereof) shall constitute the measure by which the employee's participation in the Offering is based. For all purposes of this Plan, "BASE COMPENSATION" shall mean cash payments on account of the employee's employment with the Corporation or its subsidiaries, and shall include regular wage or salary payments only. Overtime premium, shift pay for Saturday, Sunday or holiday work, emergency call-in cash payments, bonuses, commissions and all other non-regular compensation, if any, shall be excluded from Base Compensation for both salaried and hourly employees.

         No employee may be granted an option which permits his rights to purchase stock under this Plan, and any other stock purchase plan of the Corporation (and its parent or subsidiaries), to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the preceding sentence, the rules set forth in Section 423(b)(8) of the Code shall apply.

         4. PARTICIPATION. Subject to the third sentence of Section 7, an employee eligible to participate in any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Human Resources Department on or prior to the enrollment date specified by the Committee for such Offering Period. The form will authorize a regular payroll deduction from the employee's direct, after-tax Base Compensation, and must specify the date on which such deduction is to commence, which shall be the first day of the next Offering Period and may not be retroactive. The form may also authorize the purchase of additional shares with any dividends received on any shares purchased by the employee under this Plan while such shares are registered in the name of a custodian, if one is appointed pursuant to Section 9 hereof.

         5. PAYROLL DEDUCTIONS. The Corporation will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in terms of whole number percentages from a minimum of 1% up to a maximum of 10% of the gross, pre-tax Base Compensation an employee receives during the Offering Period. Notwithstanding the foregoing, in no event may more than $5,000 be deducted from an employee's Base Compensation for each Offering Period.

         6. DEDUCTION TERMINATIONS. An employee may, at any time, terminate the employee's payroll deduction by filing a payroll deduction termination form. The termination will not become effective sooner than the next pay period after receipt of the form by the Human Resources Department. Upon filing such payroll deduction termination form, the employee shall also be deemed to have elected a "WITHDRAWAL OF FUNDS" in accordance with Section 7, below.

         7. WITHDRAWAL OF FUNDS. An employee may at any time more than 15 days prior to the end of an Offering Period, and for any reason, permanently draw out the balance accumulated in the employee's account for the Offering Period for which such payroll deduction form is effective and thereby withdraw from participation in an Offering for the Offering Period. Upon an election in accordance with this Section 7, all payroll withdrawals for the Offering Period shall be returned to the employee as soon as administratively practicable and such employee's option shall be automatically terminated. An employee may thereafter resume participation again only as of the first day of the next Offering Period (and/or the first day of each Offering Period thereafter); provided, however, that an employee who is an officer or director of the Corporation may not thereafter resume participation in that Offering or participate in a subsequent Offering until the first day of an Offering Period which commences at least six months after the date of such withdrawal. Partial withdrawals will not be permitted.

         8. PURCHASE OF SHARES. Each employee participating in any Offering under this Plan will be granted an option, upon the first day of such Offering Period, to purchase as many full shares of the Corporation's common stock as can be purchased by such employee, which shall equal the sum of the following, divided by the Subscription Price (as hereinafter defined):

         (a) the amount of payroll deduction elected by the employee up to 10% of such employee's gross, pre-tax Base Compensation received during the specified Offering Period, but not to exceed $5,000; and

         (b) to the extent elected pursuant to Section 4 hereto, the amount of any dividends received on any shares purchased by the employee under this Plan while such shares are registered in the name of a custodian appointed pursuant to Section 9 hereof, if any.

Notwithstanding the foregoing, the maximum number of shares which can be purchased by an employee during any Offering Period shall not exceed the amount of payroll deduction elected by the employee for such Offering Period (not to exceed $5,000) divided by 85% of the fair market value (as defined in Section
11) of the stock on the first day of such Offering Period

         9. PURCHASE PRICE OF SHARES. The purchase price for each share purchased will be 85% of the fair market value (as defined in Section 11) of the stock at the time the option is exercised, or, if lower, on the first day of the Offering Period (such price hereinafter referred to as the "SUBSCRIPTION PRICE"). Each option shall be automatically exercised at the Subscription Price at the end of the Offering Period. The employee's account shall be charged for the amount of the purchase price and ownership of such share or shares shall be appropriately entered in the books of the Corporation. The Committee may appoint a custodian to accept custody of such shares on behalf of each participating employee. Upon an employee's request, the employee shall be issued a certificate for any or all of the shares held by the custodian on his or her behalf by completing a form approved by the Committee. If no such custodian is appointed, employees will be issued a certificate for shares as soon as practical after exercising an option.

         A participating employee may not purchase a share under any Offering beyond 60 months from the date such option is granted. Any balance remaining in an employee's payroll deduction account at the end of an Offering Period shall be returned to such employee as soon as administratively practicable, without interest.

         10. REGISTRATION OF CERTIFICATION. Any certificates issued to an employee may be registered only in the name of the employee, or, if the employee so indicates on the employee's payroll deduction authorization form, in the employee's name jointly with a member of the employee's family, with right of survivorship.

         11. FAIR MARKET VALUE. The "FAIR MARKET VALUE" for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Exchange or, if such shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the last quoted sale price on such date or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Committee. If such prices are not available on a given day, then the Committee may use the prices of such stock on the next preceding trading day for which such prices are available.

         12. RIGHTS AS A STOCKHOLDER. None of the rights or privileges of a stockholder of the Corporation shall exist with respect to shares purchased under this Plan unless and until a stock certificate with respect to such full shares shall have been issued to the employee or the custodian, if any, on his behalf.

         13. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's retirement, death or termination of employment (other than an authorized leave of absence), no payroll deduction shall be taken from any pay due and owing to an employee at such time and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, to the employee's estate, as soon as practicable thereafter. Such employee's option shall be automatically terminated.

         14. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and, during the employee's lifetime, said rights are exercisable only by the employee.

         15. APPLICATION OF FUNDS. All funds received or held by the Corporation under this Plan may be used for any corporate purpose, and the Corporation shall not be obligated to segregate any payroll deductions. No interest shall be allocated to the payroll deductions credited to an employee's account under the Plan.

         16. ADJUSTMENT IN CASE OF CHANGES AFFECTING NATURAL NUTRITION GROUP, INC. STOCK. The number of shares subject to the Plan and to Offerings granted under the Plan shall be adjusted as follows: (a) in the event that the Corporation's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Offerings theretofore granted thereunder shall be proportionately adjusted; (b) in the event of any merger or consolidation of the Corporation with any other corporation or corporations, there shall be substituted for each share of Natural Nutrition Group, Inc. then subject to the Plan, whether or not at the time subject to outstanding Offerings, the number and kind of shares of common stock or other securities to which the holders of common stock of the Corporation will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Corporation, the Committee shall provide for an equitable adjustment in the number of shares of Natural Nutrition Group, Inc. common stock subject to the Plan, whether or not then subject to outstanding Offerings. In the event of any such adjustment, the Subscription Price(s) per share shall be appropriately adjusted.

         17. AMENDMENT OF THE PLAN. The Committee may at any time, or from time to time, amend this Plan in any respect, except that, without the approval of a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing or decreasing the number of shares approved for this Plan (other than as provided in Section
16) or (ii) amending provisions governing which employees (or class of employees) are eligible to receive options under the Plan. Said shareholder approval must be obtained within 12 months of the amendment's adoption by the Committee.

         18. TERMINATION OF THE PLAN. This Plan and all rights of employees under any Offering pursuant to the Plan hereunder shall terminate:

         (a) on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee on a pro rata basis based on each participant's Base Compensation earned during the prior Offering Period or, if none, during the immediately prior fiscal year of the Corporation; or

         (b)      at any time, at the discretion of the Board of Directors.

         No Offering hereunder shall be made which shall extend beyond the ten year anniversary of the Effective Date. Upon termination of this Plan, all amounts in the accounts of participating employees shall be returned to such employees as soon as administratively practicable thereafter, without interest.

         19. GOVERNMENTAL REGULATIONS. The Corporation's obligation to sell and deliver Natural Nutrition Group, Inc. common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such common stock.

         Each option shall also be subject to the requirement that, if at any time the Corporation determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable by the Corporation.

         20. PURCHASE OF SHARES. Purchase of outstanding shares may be made pursuant to and on behalf of this Plan, upon such terms as the Corporation may approve, for delivery under this Plan.

         21. SHAREHOLDER APPROVAL. No options shall be exercised or shares issued hereunder before the Plan shall have been approved by the stockholders of the Company. Such approval must be obtained within 12 months before or after the date the Plan is adopted, and shall comply with all applicable laws and the requirements of Section 423 of the Code.

         22. NO EMPLOYMENT RIGHTS. The Plan does not provide any employment rights to any employee, and it shall not be deemed to interfere in any way with an employer's right to terminate, or otherwise modify, an employee's employment at any time.

         23. APPLICABLE LAW. The laws of the State of Illinois shall govern all matters relating to this Plan, except to the extent such laws are superseded by the laws of the United States.

         24. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("SECTION 16"), shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 with respect to Plan transactions.

         25. PLAN ADMINISTRATION. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims under the Plan. All notices or other communications hereunder shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

         IN WITNESS WHEREOF, this Plan is adopted this ___ day of ________, 1998.


                                            NATURAL NUTRITION GROUP, INC.


                                            By:
                                               ------------------------------
                                               William R. Voss, President and
                                               Chief Executive Officer